SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     September 30, 1999 (September 14, 1999)
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-29222                 13-3575874
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

Item 5. Other Events

      The sole purpose of this Form 8K is to file a press release issued by AVAX Technologies, Inc. on September 14, 1999 which announced that pursuant to discussions with various regulatory agencies the Company may begin to commercialize it's product, M-Vax(TM) in The Netherlands, Germany and Japan. A full reprint of the article is attached as Exhibit 99.9.

Item 7. Financial Statements and Exhibits.

            Exhibits: 99.9 Press Release dated September 14, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AVAX TECHNOLOGIES, INC.

Date: September 30, 1999

                                          By: /s/ Jeffrey M. Jonas
                                              ----------------------------------
                                          Name: Jeffrey M. Jonas, M.D.
                                          Title: President and Chief
                                                 Executive Officer

                                  Exhibit Index

Exhibit Number                               Description
--------------                               -----------

99.9                           Press Release dated September 14, 1999.


                                       3